SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K
                         CURRENT REPORT

           PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 19, 1996




               WALDEN RESIDENTIAL PROPERTIES, INC.
      (Exact name of Registrant as specified in its Charter)



                            MARYLAND
                        (State of other
                          jurisdiction
                      of incorporation or
                         organization)

                            1-12592
                        (Commission file
                            number)

                           75-2506197
                        (I.R.S. Employer
                         Identification
                            Number)




                       One Lincoln Centre
                  5400 LBJ Freeway, Suite 400
                      Dallas, Texas 75240
            (Address of principal executive offices)



Registrant's telephone number, including area code:  (972) 788-0510







                         Not Applicable
  (Former name or former address, if changed since last report)



Item 5.   Other Events

     Walden Residential Properties, Inc. (the "Company") is filing this Current Report on Form 8-K for purposes of incorporating be reference the exhibit attached hereto into Part II of the Company's Registration Statement on Form S-3 (Registration No. 333-13809).

Item 7.   Financial Statements and Exhibits

          a.   Financial Statements of Businesses Acquired

               Not Applicable

          b.   Pro Forma Financial Information

               Not Applicable

          c.   Exhibits

               1. Form of Underwriting Agreement to be entered into between the Company and Raymond James &
                    Associates, Inc.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.



/s/ Mark S. Dillinger                       December 19, 1996
---------------------                       -----------------
Mark S. Dillinger                           Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)